SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 3, 2010
Fentura Financial, Inc.
(Exact name of registrant as specified in its charter)
Michigan
(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 3, 2010, Fentura Financial, Inc. (the “Company”) announced the appointments of JoAnne Shaw and Ronald Rybar to the Company’s and The State Bank’s respective boards of directors. Ms. Shaw is the founder and President of The Coffee Beanery, Ltd. She currently serves on the Board of Directors of the Dale Carnegie Corporation and is a member of the University of Michigan Flint School of Management Board. Mr. Rybar is the founder and President of the Rybar Group, a Fenton, Michigan based health care consulting company. He served in public accounting and hospital administration roles prior to forming The Rybar Group. He is a graduate of Kalamazoo College. Mr. Rybar also holds an MBA Degree from the University of Detroit.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/Donald L. Grill
Donald L. Grill, President and Chief Executive
Officer

Dated: November 3, 2010